UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2026

Zoned Properties, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51640	46-5198242
(Commission File Number)	(IRS Employer Identification No.)

8360 E. Raintree Drive, #230 Scottsdale, AZ	85260
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (877) 360-8839

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Information.

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2026 by Zoned Properties, Inc. (the “Company”) on April 20, 2026, the Company through its wholly owned subsidiaries, Green Valley Group, LLC, an Arizona limited liability company, Kingman Property Group, LLC, an Arizona limited liability company, and Chino Valley Properties, LLC, an Arizona limited liability company (collectively, the “Seller”), entered into a Real Estate Purchase and Sale Agreement (the “Purchase Agreement”) with Broken Arrow Herbal Center, Inc., an Arizona corporation (the “Purchaser”), pursuant to which the Seller agreed to sell to the Purchaser three properties consisting of (i) property commonly known as 1732 W. Commerce Point Place, Green Valley, Arizona 85614 (the “Green Valley Property”), (ii) property commonly known as 2095 E. Northern Avenue, Kingman, Arizona 86409 (the “Kingman Property”), and (iii) property commonly known as 2144-2148 N. Road 1 East, Chino Valley, Arizona 86323 (the “Chino Property” and collectively with the Green Valley Property and Kingman Property, the “Properties”).

On June 30, 2026, the closing with respect to the Green Valley Property and the Kingman Property was effectuated, and the Purchaser timely exercised its right under the Purchase Agreement to extend the closing date with respect to the Chino Property to August 31, 2026, subject to the Purchaser’s right to extend such closing date to September 30, 2026, on the terms and conditions set forth in the Purchase Agreement. Accordingly, on June 30, 2026, the Purchaser delivered a cash payment of $1.0 million, representing the portion of the aggregate purchase price for the Properties allocated to these two properties under the Purchase Agreement ($0.5 million for the Green Valley Property and $0.5 million for the Kingman Property).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 22, 2026, and is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Real Estate Purchase and Sale Agreement, dated April 20, 2026 by and between Green Valley Group, LLC, Kingman Property Group, LLC, Chino Valley Properties, LLC, and Broken Arrow Herbal Center, LLC (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed on April 22, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZONED PROPERTIES, INC.

Dated: July 6, 2026	/s/ Bryan McLaren
Bryan McLaren
Chief Executive Officer & Chief Financial Officer

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